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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                 SECTION 906 OF THE SARBANNES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of County Bank Corp on form 10-Q for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Joseph H. Black, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (4) The Information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.


/s/ Joseph H. Black
-------------------
Joseph H. Black
Treasurer and Chief Financial Officer
November 13, 2003

I, Susanne Dickey, Assistant Financial Officer of the Company, concur with the above statement.


/s/ Susanne Dickey
------------------
Susanne Dickey
Assistant Financial Officer
November 13, 2003